UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203 303-623-2577
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

125 West 55th Street

New York, NY 10019

(800) 910-1434

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 27, 2008

To the Stockholders of Macquarie Global Infrastructure Total Return Fund Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of the Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation, (the “Fund”) will be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019 on June 27, 2008, at 9:00 a.m., for the following purposes:

1.  To elect two (2) Class III Directors of the Fund; and

2.  To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on May 9, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING.  YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.  If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Fund at 1-800-910-1434.

By Order of the Board of Directors

Richard C. Butt
Secretary
Macquarie Global Infrastructure Total Return Fund Inc.

New York, NY

Dated:  May 16, 2008

PROXY STATEMENT

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

June 27, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of the Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation, (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund to be held on June 27, 2008, at 9:00 a.m., at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, and at any adjournments or postponements thereof (the “Meeting”).  A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement, and are first being mailed to stockholders on or about May 16, 2008.

In addition to the solicitation of proxies by mail, Officers of the Fund and Officers and regular employees of The Bank of New York (“BNY”), the Fund’s transfer agent and affiliates of BNY, ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, or other representatives of the Fund also may solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund.

THE  FUND’S  MOST  RECENT  ANNUAL  REPORT,  INCLUDING  AUDITED  FINANCIAL STATEMENTS  FOR THE FISCAL  YEAR  ENDED  NOVEMBER 30,  2007, IS  AVAILABLE  UPON REQUEST,  WITHOUT CHARGE, BY WRITING TO THE FUND AT 125 WEST 55TH STREET, NEW YORK, NY 10019 OR BY CALLING THE FUND AT 1-800-910-1434 OR VIA THE INTERNET AT WWW.MACQUARIE.COM/MGU.

At the Meeting, the persons named as proxy holders on the enclosed proxy card will cast all the votes they are entitled to cast pursuant to validly executed and timely returned proxy cards.  Such votes will be cast in accordance with the instructions marked on the proxy cards.  If no instructions are marked on the enclosed proxy card, the proxy holders will cast such votes FOR the election of the nominees for Directors and in their discretion as to any other business that may properly come before the Meeting.  Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his, her or its votes in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at the above address prior to the date of the Meeting.

The presence in person or by proxy of the holders of Common Stock, $0.001 per share (the “Common Stock”), of the Fund entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at the Meeting.  If a quorum is not present at the Meeting, the Chairman of the Meeting may adjourn the meeting to permit the further solicitation of proxies to attain a quorum.  If a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the votes cast on the proposal to adjourn in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The Board of Directors has fixed the close of business on May 9, 2008, as the “Record Date” for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments and postponements thereof.

The Fund has one class of stock: Common Stock. The holders of Common Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, there were 17,317,074 shares of Common Stock issued and outstanding.

This Proxy Statement is being provided to the holders of Common Stock of the Fund.  The following table shows, as of the Record Date, the ownership of Common Stock by persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Stock.

Name & Address	Percentage of Stock Held	Total Common Stock Owned

Citigroup Global Markets 388 Greenwich Street, 38th Floor New York, NY 10013	22.13%	3,832,090

Merrill Lynch 4 World Financial Center New York, NY 10080	20.38%	3,529,617

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.28%	2,299,080

The Bank of New York One Wall Street, 10th Floor New York, NY 10286	6.24%	1,079,767

First Clearing, LLC 901 East Byrd Street, 15th Floor Richmond, VA 23219	6.04%	1,045,184

The Directors and Officers of the Fund, in the aggregate, own less than 1% of the Fund’s outstanding shares as of the Record Date.

The Board of Directors knows of no business to be presented for consideration at the Meeting other than what is described in Proposal 1 of the Notice of Meeting.  If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

Stockholders are requested to vote on the following matter:

PROPOSAL 1: TO ELECT TWO (2) CLASS III DIRECTORS OF THE FUND

NOMINEES FOR THE BOARD OF DIRECTORS

The Board of Directors is divided into three classes of Directors serving staggered three-year terms.  The current terms of the Class III, Class I and Class II Directors will expire in 2008, 2009, and 2010 respectively, and when their successors are duly elected and qualified.  Upon expiration of their current terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year one class of Directors will be elected by the Stockholders.  Chris LaVictoire Mahai, the current Class III Director, and Charles Wheeler (collectively the “Nominees”), have been nominated by the Board of Directors to serve as Class III Directors for a three-year term to expire at the Fund’s 2011 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Unless authority is withheld, it is the intention of the person(s) named in the proxy to vote the proxy “FOR” the election of the Nominees named above. The Nominees have indicated that they have consented to serve as Directors if elected at the Meeting.  If one of the Nominees declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The table below presents information about the Nominees, existing Directors and Officers of the Fund, including information relating to their respective positions with the Fund, their principal occupations during the past five years and other board memberships, if any.

Name, Position, Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years

Non-Interested Directors/Nominees(3)

Gordon A. Baird Class I Director Age: 40	Since July 2005 Term expires 2009

Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Partners (investment management firm) since 2003. He was Director of Fixed Income and Structured Finance Group, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), 2002- 2003.

Thomas W. Hunersen Class II Director Age: 50	Since July 2005 Term expires 2010

Mr. Hunersen manages CKW Associates, Inc., an investment and consulting company, March 2006 to present. He was previously Head of Strategy Projects – North America, Global Wholesale Banking – Bank of Ireland, Greenwich, Connecticut, 2004. Chief Executive Officer, Slingshot Game Technology Inc., Natick Massachusetts, 2001-2003. Executive Vice President and General Manager, North American Head and Head of Energy & Utilities-Global Wholesale Banking-National Australia Bank Ltd, 1987-2001.

Chris LaVictoire Mahai Class III Director Age: 53	Since July 2005 Term expires 2008	Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.

Interested Director

Charles Wheeler Class III Director Nominee Age: 47	Nominee Term to expire 2011

Head of the Macquarie Capital Products Group, Macquarie Capital (USA) Inc., September 2007 – present; Executive Director of Macquarie Group Limited, May 1987 – present (Executive Director of the Macquarie Capital Products group in Australia through August 2007).

Officers

Jon Fitch(4)	Since July 2005	CEO, Macquarie Capital Investment
Chief Executive Officer Age: 43		Management LLC, February 2004 – present. Equity Analyst, Macquarie Equities Limited, 1997-2003.

Richard C. Butt Chief Financial Officer, Treasurer and Secretary Age: 52	Since October 2006

Director and Chairman, Macquarie Capital Investment Management LLC, September 2006 to present; President, Macquarie Capital Investment Management LLC, December 2006 to present; Director, Macquarie Capital Investment Management (Australia) Limited, November 2006 to Present; President Refco Fund Holdings, LLC, November 2003 to August 2006; Senior Vice President, Refco Alternative Investments, LLC, October 2003 to November 2003; President, Refco Alternative Investments, LLC, November 2003 to August 2006; President, Refco Commodity Management, Inc., September 2005 to August 2006; Executive Vice President, Global Distribution Strategies Inc., January 2002 to October 2003.

Sally Worrall Chief Compliance Officer Age: 27	Since April 2008

CCO, Macquarie Global Infrastructure Total Return Fund Inc., April 2008 to present; Compliance Executive, Macquarie Capital Investment Management LLC, January 2007 to present; Previously acted as Compliance Associate, Macquarie Group Limited’s Funds Management Group.

(1) Address:  125 West 55th Street, New York, NY 10019, unless otherwise noted.

(2) The Fund commenced operation on August 26, 2005.

(3) Each of the non-interested Directors, as defined on page 8, is a member of the Audit Committee and the Nominating and Corporate Governance Committee, the only standing committees, of the Fund.

(4) Address:  1 Martin Place, Level 12, Sydney, NSW 2000, Australia

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND FOR EACH DIRECTOR AND NOMINEES FOR ELECTION AS DIRECTORS

Set forth in the table below is the dollar range of equity securities held in the Fund by each of the Fund’s Directors and the Nominees.

Name of Director/Nominee	Dollar Range of Equity Securities Held in the Fund(1)
Gordon A. Baird	$1 - $10,000
Chris LaVictoire Mahai	$10,001 - $50,000
Thomas W. Hunersen	$1 - $10,000
Charles Wheeler	None

(1) This information has been furnished by each Director and Nominee for election as Director as of December 31, 2007.  “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Each non-interested Director of the Fund receives an annual retainer of $35,000 for his or her services to the Fund. In addition, each non-interested Director receives a fee of $2,500 for each in-person Board meeting attended and $1,500 for each telephonic Board meeting attended.  The table below sets forth certain information regarding the compensation of the Fund’s Directors for the fiscal year ended November 30, 2007.  Directors and Officers of the Fund who are employed by Macquarie Capital Investment Management LLC or its affiliates receive no compensation or expense reimbursement from the Fund.  During the fiscal period ended November 30, 2007, the Directors of the Fund met four times.  Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member.

Compensation Table For The Fiscal Period Ended November 30, 2007

Name of Person and Position	Aggregate Compensation Paid From the Fund
Gordon A. Baird, Director	$30,000
Chris LaVictoire Mahai, Director	$30,000
Thomas W. Hunersen, Director	$30,000

AUDIT COMMITTEE

The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of Fund’s financial statements, reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm qualifications, independence and performance.  The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement.  The Audit Committee operates pursuant to the written Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Directors on October 16, 2007. The Charter is attached as Appendix A to this Proxy Statement.  As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Stockholders.  The independent registered public accounting firm for the Fund reports directly to the Audit Committee.  During the fiscal period ended November 30, 2007, the Audit Committee met two times.

AUDIT COMMITTEE REPORT

In performing its oversight function, at a meeting held on January 17, 2008, the Audit Committee reviewed and discussed with management of the Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) and the independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2007, and discussed the audit of such financial statements with the independent accountants.

In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.  The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC independence rules and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent registered public accounting firm and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions with management and the Fund’s independent registered public accounting firm referred to above, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the period from December 1, 2006 through November 30, 2007.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF DIRECTORS

Dated:  April 28, 2008

Chris LaVictoire Mahai

Gordon A. Baird

Thomas W. Hunersen

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board of Directors has a Nominating and Corporate Governance Committee composed of three non-interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, as amended (the “Investment Company Act”) and (b) are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards, and (c) meet any other applicable requirements of the SEC and other applicable rules and regulations.  The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals it believes to be qualified to become Board members in the event that a position is vacated or created.  While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, it may consider Director candidates recommended by Stockholders as it deems appropriate.

Stockholders who wish to recommend a nominee should send nominations to the Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee.  The Nominating and Corporate Governance Committee evaluates nominees from all sources using the same standards.  The Board of Directors of the Fund has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is attached hereto as Appendix B.

In identifying and evaluating a potential nominee to serve as a non-interested Director of the Fund, the Nominating and Corporate Governance Committee will consider, among other factors: (i) the person’s business and professional experience, education, character and integrity; (ii) whether the individual is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified to serve as a Director under applicable laws and regulations; (iii) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (iv) whether the individual is financially literate pursuant to the listing standards of the NYSE; (v) whether the person serves on board of, or is otherwise affiliated with, competing financial services organizations or their related investment company complexes; (vi) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Director of the Fund; and (vii) whether the selection and nomination of the person is consistent with the Fund’s retirement policy, if any.

The Nominating and Corporate Governance Committee held two meetings during the fiscal period ended November 30, 2007.

Other Board Related Matters

The Fund has no formal policy regarding Director attendance at Stockholder meetings.  Directors did not attend last year’s Annual Meeting of Stockholders.

INTERESTED PERSONS

The Fund considers Mr. Wheeler to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his position with the Macquarie group.  If elected, Mr. Wheeler is expected to serve as Chairman of the Board of Directors of the Fund.

REQUIRED VOTE

         The election of the listed nominees for Class III Director of the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon.

      THE BOARD OF DIRECTORS, INCLUDING THE “NON-INTERESTED” DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP, 555 17th Street, Denver, CO 80202, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending November 30, 2007.  PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended November 30, 2006. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

For the period from December 1, 2006 through November 30, 2007, PricewaterhouseCoopers has represented to the Fund that it did perform non-audit services for the Fund.  During and for the fiscal periods ended November 30, 2007, and November 30, 2006, PricewaterhouseCoopers billed the Fund $97,000 and $166,500, respectively, for audit fees related to the audit of the Fund’s annual financial statements and $63,500 and $26,500, respectively, for tax fees.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s  investment adviser (“affiliates”) that provide on-going services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial  reporting of the Fund.  The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, provided, however, that the Audit Committee may not delegate pre-approval of the audit required by the 1934 Act and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s).  The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Fund’s investment adviser or the Fund’s Officers).  Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Fund’s investment adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit.  All of the audit, audit-related and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the period from December 1, 2006 through November 30, 2007 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

Macquarie Capital Investment Management LLC is the Fund’s investment adviser and its business address is 125 West 55th Street, New York, NY, 10019.  On January 17, 2008, Macquarie Fund Adviser, LLC changed its name to Macquarie Capital Investment Management LLC.

ALPS is the administrator of the Fund and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC and the NYSE.  Officers, Directors and greater than ten percent stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons, the Fund believes that all of it Officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that Macquarie Capital Investment Management LLC made one late Form 3 filing for the Fund on behalf of Charles Wheeler, in his capacity as Director of Macquarie Capital Investment Management LLC.  Upon discovery of this oversight, a Form 3 was filed on behalf of Charles Wheeler on February 20, 2008.  Mr. Wheeler has no beneficial ownership in the Fund.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon is required to elect each Nominee as a director.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request instructions from such customers and clients prior to the Meeting on how to vote their shares.  The Fund understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to give a proxy to vote on routine matters, including the election of Directors, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.  However, the NYSE also provides that in certain, non-routine matters, a broker member may not authorize any proxy without instructions from the customer.  Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters are called “broker non-votes.”  Because the sole matter to be considered at the Meeting is routine (Proposal 1 – the uncontested election of the Nominees for Class III Director), broker non-votes are not expected to occur at the Meeting.

For the purpose of electing the Nominees, the failure to return a properly-executed proxy card or otherwise authorize a proxy, an abstention or a broker non-vote, if any, will have the same effect as a “withhold” vote in the election of directors.  Abstentions or broker non-votes, if any, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the period ending May 31, 2008.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so and has complied with the advance notice provisions of the Fund’s Bylaws. If, however, any other matters, including proposals to adjoin or postpone the Meeting, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

STOCKHOLDER PROPOSALS

                                                The Fund’s Bylaws, as currently in effect, provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the Bylaws generally must be delivered to the Secretary of the Fund, at the Fund’s principal executive offices, not later than 5:00 p.m. (Eastern Time) on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting.  Accordingly, a stockholder nomination or proposal intended to be considered at the 2009 Annual Meeting must be received by the Secretary on or after December 17, 2008, and prior to 5:00 p.m. (Eastern Time) on January 16, 2009.  Additionally, under the rules of the SEC if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s proxy statement for its 2009 annual meeting of stockholders pursuant to Rule 14a-8 of the 1934 Act, the Fund must receive it on or before January 16, 2009.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

AUDIT COMMITTEE CHARTER

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Board of Directors of the Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) has adopted the following Audit Committee Charter.

I.                                         Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors:

(a)                                each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment company Act of 1940 (the “1940 Act”);

(b)                               each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof);

(c)                                each of whom shall be financially literate at the time of his or her appointment to the audit committee, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee;

(d)                               each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted; and

(e)                                at least one of whom shall have accounting or related financial management expertise as the Board if Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) whether at least one of the members of the Audit committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR, and (ii) whether simultaneous service on more than three public company audit committees by a member of the audit committee would not impair the ability of such member to serve on the audit Committee.

II.                                     Purposes of the Audit Committee

In general, the Audit Committee, in its capacity as a committee of the Board of Directors, shall be responsible for:

(a)                                overseeing the performance of the Fund’s internal audit function, including the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting;

(b)                               overseeing the integrity of the Fund’s financial statements and the independent audit thereof;

(c)                                overseeing or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements, including requirements relating to the

Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits;

(d)                               the appointment, compensation, performance, retention, and oversight of the fund’s independent registered public accounting firm, including the qualifications and independence of such accountants (including a review and evaluation of the lead partner of the independent accountant) and the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm; and

(e)                                as necessary, preparing, or overseeing the preparation of, any audit committee report required by the Securities and Exchange Commission (“SEC”) to be included in the Fund’s annual report or proxy statement.

The Audit Committee shall report regularly to the Board of Directors with respect to the matters described in this Audit Committee Charter and shall make such recommendations to the Board of Directors relating thereto as the Audit Committee deems necessary or appropriate.  The Fund’s independent registered public accounting firm shall report directly to the Audit Committee.

III.                                 Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions.  The following listed responsibilities describe areas of attention in broad terms.

To carry out its purpose, the Audit Committee shall have the following responsibilities and duties:

(a)                                upon submission of an application form by the fund’s independent registered public accounting firm to the Public Company Accounting Oversight Board, to request copies of:  (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent registered public accounting firm;

(b)                               to (i) select an accounting firm to (1) serve as the Fund’s independent registered public accounting firm, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements; and (ii) recommend that the members of the Board of Directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)                                to approve, prior to appointment, the engagement of the Fund’s independent registered public accounting firm to provide other audit services to the Fund or non-audit services to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)                               to develop policies and procedures for pre-approval of the engagement of the Fund’s independent registered public accounting firm to provide any of the audit or non-audit services described in Section III(c) above;

(e)                                to consider whether the non-audit services provided by the Fund’s independent public accounting firm to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the accounting firm’s independence;

(f)                                  to consider whether:  (i) the provision of each non-audit service to the Fund by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of such registered public accounting firm and (ii) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such registered public accounting firm;

(g)                               to ensure that the Fund’s independent registered public accounting firm on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent registered public accounting firm and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent registered public accounting firm with respect to any disclosed relationships or services that may affect the objectivity and independence of such registered public accounting firm and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent registered public accounting firm to satisfy itself of the independence of such registered public accounting firm;

(h)                               to receive and consider specific representations from the Fund’s independent registered public accounting firm with respect to audit partner rotation and conflicts of interest is described in Section 10A(1) of the Securities Exchange Act of 1934 (the “1934 Act”);

(i)                                   to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent registered public accounting firm;

(j)                                   to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent registered public accounting firm, including reviewing any specific disclosures by Fund management regarding the Fund’s financial condition or results of its operations;

(k)                                to review and approve the fees proposed to be charged to the Fund by the Fund’s independent registered public accounting firm for each audit and non-audit service;

(l)                                   to discuss with the Fund’s independent registered public accounting firm those matters required by Statement of Accounting Standards Nos. 61 and 90, or any similar standards that are subsequently issued, relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent registered public accounting firm, or any other results of any audit;

(m)                             to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required under rules promulgated by the SEC to be included in any proxy statement used by the Fund;

(n)                               to review legal and regulatory matters presented by counsel and the Fund’s independent registered public accounting firm that may have a material impact on the Fund’s financial statements;

(o)                               to establish and administer policies and procedures relating to:  (i) the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent registered public accounting firm; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent registered public accounting firm regarding accounting and/or financial reporting policies and procedures;

(p)                               to consider information and comments from the Fund’s independent registered public accounting firm with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(q)                               to consider information and comments from the Fund’s independent registered public accounting firm with respect to, and meet with such independent registered public accounting firm to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by such independent registered public accounting firm, and to review the independent registered public accounting firm’s opinion on the Fund’s financial statements;

(r)                                  at least annually, to obtain and review a report by the Fund’s independent registered public accounting firm describing:  (i) such independent registered public accounting firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent registered public accounting firm, or by any inquiry or investigation by government or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent registered public accounting firm and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent registered public accounting firm);

(s)                                to receive and consider reports from the Fund’s independent registered public accounting firm regarding:  (i) all critical accounting policies and practices to be used; (ii) all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm; (iii) other material written communications between the independent registered public accounting firm and Fund management, such as any management letter or schedule of unadjusted differences; and (iv) a description of all non-audit services provided, including fees associated with the services to the Fund’s complex since the last annual report or update that were not subject to the pre-approval requirements discussed above;

(t)                                  to receive reports from the Fund’s principal executive officer and principal financial officer, or persons performing similar functions, regarding:  (i) all significant deficiencies in the design or operation of the Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and the identification for the Fund’s independent registered public accounting firm of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(u)                               to establish procedures for:  (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(v)                               to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(w)                             to address reports received from the Fund’s independent registered public accounting firm relating to the possible violation of federal or state law and to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the fund’s accounting or financial reporting;

(x)                                 to discuss, in general, with Fund management and the Fund’s independent registered public accounting firm policies with respect to risk assessment and risk management and any press releases concerning the Fund’s financial information, including information provided to analysts and rating agencies;

(y)                               to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(z)                                 to review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors and to evaluate the performance of the Audit Committee on an annual basis; and

(aa)                          to perform such other functions and to have such other powers consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a sub committee of one or more members of the Audit committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit committee may not delegate preapproval of the audit required by the 1934 Act.  Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the fund’s independent registered public accounting firm to plan and carry out a proper audit.  Specifically, Fund management is responsible for:  (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations.  The Fund’s independent registered public accounting firm is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.  Nothing in this Audit committee Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the fund’s independent registered public accounting firm.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent registered public accounting firm, for auditing, the financial statements.  Members of the Audit committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:  (1) one or more officers of the Fund whom the Directors reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Directors are not members.

IV.                                Meetings

The Audit Committee shall meet regularly with the Fund’s independent registered public accounting firm (outside the presence of Fund management) and Fund management (outside the presence of the Fund’s internal accountants and independent registered public accounting firm) and meet at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund.  The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate.  Members of the Audit Committee may participate in a meeting of the Audit Committee believes appropriate.  Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by mans of which all persons participating in such meeting can hear each other.

V.                                    Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request.  The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers.  The Fund shall provide for appropriate funding, as determined by the Audit committee as a committee of the Board of Directors, for payment of:  (i) compensation to the Fund’s independent registered public accounting firm or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

Approved:  October 17, 2007

APPENDIX B

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL

RETURN FUND INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Organization

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors for The Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”), shall be composed solely of “Independent Directors” who (i) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), (ii) are “independent” as defined in the New York Stock Exchange (the “Exchange”) listing standards (if applicable), and (iii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors of the Fund (the “Board”).

The Board shall annually appoint the members of the Committee, which shall be composed entirely of Independent Directors (but may or may not be all of the Independent Directors) and may remove members at any time, with or without cause.  The Board shall also designate the Chairman of the Committee.  The Committee shall have authority to retain, at the Fund’s expense, outside counsel and other advisors the Committee, in its sole discretion, as it deems appropriate to be used to identify Director candidates or for any other purpose relating to the Committee’s functions and shall have the sole authority to approve the compensation and other terms of such party’s retention and termination.  The Committee shall have the authority to create subcommittees with such powers of the Committee as the Committee shall from time to time confer.  The Committee shall be comprised of not less than two members of the Board of Directors.

Purpose

The purpose of the Committee is to identify and select Director nominees qualified to serve as Independent Directors of the Fund (consistent with criteria approved by the Board) and recommend its nominees for consideration by the full Board, develop and recommend to the Board a set of corporate governance principles applicable to the Fund, oversee the evaluation of the Board and management, and undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Committee.

Responsibilities

The following are the general responsibilities of the Committee and are set forth only for its guidance.

Identification and Evaluation of Potential Nominees

The Committee shall establish criteria for identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, which criteria shall include, at a minimum, (i) to the extent required, compliance with the independence and other applicable Exchange listing standards, the 1940 Act and the SEC, all other applicable laws, rules, regulations and the criteria, policies and principles set forth in this Charter and (ii) other factors that the Committee may deem relevant to the position, which may include but shall not be limited to:

•                  the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•                  the character and integrity of the person;

•                  whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•                  whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser of the Fund, any principal underwriter of the Fund, any subadviser to the Fund, Fund service providers or their affiliates;

•                  whether or not the person is financially literate pursuant to the Exchange’s audit committee membership standards;

•                  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•                  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund; and

•                  whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate.  Stockholders who wish to recommend a nominee should send a nomination submission to the Secretary of the Fund that includes all information relating to the recommended nominee that is required to be disclosed in solicitation or proxy statements for the election of Directors and set forth the qualifications of the proposed nominee (including those qualifications relevant to the factors listed above).  Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by shareholders.  The Secretary of the Fund will forward all nominations received to the Committee.

Corporate Governance and Other Responsibilities

The Committee is responsible for annually evaluating the qualifications of current members of the Board (both “interested” Directors and Independent Directors) who are available for reelection in light of the Board’s anticipated needs and the characteristics of independence, age, skills, experience, availability of service to the Fund and the tenure of its members.

Upon a significant change in a Director’s personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a Director’s service to the Board, the Committee shall review and assess, as appropriate, the reelection of such Director or such Director’s continuing to serve as a Director.

The Committee shall annually review and assess the size of board, including the appropriate ratio of Independent to interested Directors; the compensation of Independent Directors for service on the Board and Board committees; and assess the adequacy of this Charter and submit any proposed modifications to the Board for approval.  The Committee shall also conduct, for the Board’s review, an annual evaluation of the performance of the Board and each committee to determine whether each of them is functioning effectively, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves.

In addition to the above, the Committee shall also periodically report to the Board of Directors its conclusions with respect to any other matters that the Committee has considered.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination Of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.  Each Director shall be elected as set forth in the Fund’s Bylaws.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board.  Meetings of the Committee may be held in person, video conference or by conference telephone.  The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: October 17, 2007

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL ANNUAL MEETING TO BE HELD ON 06/27/08			MACQUARIE GLOBAL INFRASTRUCTURE TOTAL
FOR HOLDERS AS OF 05/09/08		* ISSUER CONFIRMATION COPY - INFO ONLY *	06/27/08
			2 -I	-S
12	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.
55608D101			1
FOR ALL NOMINEES

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES		0010100	WITHHOLD ALL NOMINEES
1- 01-CHRIS LAVICTOIRE MAHAI, 02-CHARLES WHEELER
WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE NUMBER(S) OF NOMINEE(S) BELOW.

“NOTE” SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF		DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE —>>>		X
1

55608D101

PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

51 MERCEDES WAY EDGEWOOD NY 11717

	MATERIALS ELECTION			MACQUARIE FUNDS
125 WEST 55TH STREET FLR 9

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

NEW YORK, NY 10019 11717

Proxy Services

P.O. Box 9138

Farmingdale NY 11735-9585

P.O. Box 9138

WRONG WAY

Fold and Detach Here	Please ensure you fold then detach and retain this portion of the Voting Instruction Form	Fold and Detach Here

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME, ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S).WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK

EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK. WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

The undersigned stockholder of Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Keith D. Kemp and Sally Worrall, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders (the “Annual Meeting”) of the Fund, to be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, on June 27, 2008, at 9:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the nominees for director and, in any event, in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, both should sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

continued on back >

PLEASE MARK YOUR VOTE WITH AN “X”

1.     To elect two (2) Class III Director of the Fund:

(1)          Chris LaVictoire Mahai

(2)          Charles Wheeler

For All Nominees: ☐	Withhold: ☐	For All Except:

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominees name in the space provided above.)

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

Please be sure to sign and date this proxy.

Signature:	Date:

Co-owner:	Date: